FIFTH AMENDMENT dated as of March 20, 1997 to the STANDBY CREDIT AND
TERM LOAN AGREEMENT dated as of April 5, 1994, as amended ("Credit Agreement") COMPUTER OUTSOURCING SERVICES, INC., a New York corporation (the "Borrower"), NEDS, INC., a New York corporation, DATON PAY USA, INC., a California corpora-tion, PAY USA OF NEW JERSEY, INC., a New York corporation, ACA ACQUISITION CORP., a New York corporation and MCC CORPORATION, a New York Corporation, (each, a "Guarantor" and collectively, the "Guarantors") and THE CHASE MANHATTAN BANK (formerly Chemical Bank"), a New York banking corporation (the "Bank").

        The Borrow desires to amend the Credit Agreement in order to revise cer-tain financial covenants as herein set forth. Subject to the terms and condi-tions hereof, the Borrower, the Guarantors, and the Bank are prepared to agree to such amendment. Unless otherwise defined herein, all capitalized term used herein which are defined in the Credit Agreement shall have the same meanings herein as therein defined.

        Therefore, the Borrower, the Guarantors, and the Bank agree as follows:

        1.      The Credit Agreement shall be amended accordingly:

                (a) Section 1.0 "Definitions" shall be amended by deleting the current definition of Cash Flow Coverage Ratio and replacing it with the following:

                        "Cash Flow Coverage Ratio" shall mean, with respect to the Borrower, the ratio of (i) the sum of Excess Cash Flow (as hereinafter defined) for the four most recent consecutive quarters ending on or prior to the date of determination to (ii) (x) the aggregate interest expense of such Person for such four quarter period plus (y) the current portion of long term Indebtedness outstanding on the date of determination plus (z) the current portion of Contingent Earnouts on the date of determination.

                (b) Section 7.08 "Consolidated Current Assets to Consolida-ted Current Liabilities" shall be amended by deleting it in its entirety and substituting therefor:

                        SECTION 7.08 "Consolidated Current Assets to Consolida-ted Current Liabilities" With respect to the Borrower, permit the ratio of Consolidated Current Assets to Con-solidated Current Liabilities to be less than 1.15:1.00 until 10/30/97 and 1.25:1.00 thereafter.

                (c) Section 7.10 "Cash Flow Coverage Ratio" shall be amended by deleting it in its entirety and substituting there-for:











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                        SECTION 7.10 "Cash Flow Coverage Ratio"  Permit the Cash
                        Flow Coverage Ratio on a consolidated basis for each period specified below to be less than the ratio speci-fied below for such period:

                                        Period                  Ratio
                                        ______                  _____

                        For the four previous consecutive
                        quarters  (taken as a whole)
                        ending on each quarterly date
                        until 10/30/97                          1.25:1.00

                        For the four previous consecutive
                        quarters (taken as a whole)
                        ending on each quarterly date
                        on or after 10/31/97                    1.50:1.00

        2. The Borrower and each Guarantor jointly and severally represent and warrant that the Credit Agreement together with this Fifth Amendment, when de-livered hereunder, will be legal, valid and binding obligations of each of them, as appropriate, and enforceable against each of them, as appropriate, in accor-dance with their respective terms. The Borrower and each Guarantor further rep-resent and warrant that the representations and warranties set forth in Article III of the Credit Agreement shall be deemed restated and are true and correct, all as of the date hereof and that no Event of Default, as set forth in Article VIII of the Credit Agreement, and that no event which upon notice or lapse of time or both, would constitute an Event of Default has occurred and is continu-ing.

        3. On or prior to the effectiveness of this Fifth Amendment, the Bank shall have received the following in form and substance satisfactory to it:

                        (i) the amendment fee of $1,000.

        4. Upon the effectiveness of this Fifth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

        5. The Credit Agreement, as amended by this Fifth Amendment, and each other document executed in connection therewith shall remain in full force and effect and are hereby ratified and confirmed, except as specifically amended hereby.

        6. This Amendment shall be governed by and construed in accordance with the laws of the State of New York and shall be binding on the Borrower, each Guarantor, the Bank and their respective successors and assigns.

IN WITNESS WHEREOF, the Borrower, each Guarantor and the Bank have caused this Fifth Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                        COMPUTER OUTSOURCING SERVICES, INC.

                                        By            /s/
                                                Zach Lonstein
                                                Title: CEO

                                        NEDS, INC.

                                        By            /s/
                                                Zach Lonstein
                                                Title: CEO


                                        DATON PAY USA, INC.

                                        By            /s/
                                                Zach Lonstein
                                                Title: CEO


                                        PAY USA OF NEW JERSEY, INC.

                                        By            /s/
                                                Zach Lonstein
                                                Title: CEO


                                        ACA ACQUISITION CORP.

                                        By            /s/
                                                Zach Lonstein
                                                Title: CEO


                                        MCC CORPORATION

                                        By            /s/
                                                Zach Lonstein
                                                Title: CEO


                                        THE CHASE MANHATTAN BANK

                                        By            /s/
                                                Denise G. Thomas
                                                Vice President



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